UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 10, 2024
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2024, the board of directors of Avidity Biosciences, Inc. ("Avidity" or the “Company”) approved an amendment to the Avidity Biosciences, Inc. 2022 Employment Inducement Incentive Award Plan to increase the authorized number of shares of the Company's common stock reserved for issuance thereunder from an aggregate of 1,500,000 shares to an aggregate of 4,500,000 shares. A copy of the full text of this amendment is attached as Exhibit 10.1 to this Current Report on FOrm 8-K, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On June 12, 2024, the Company will host an investor and analyst event (the "Event") to discuss the initial data from the FORTITUDE™ trial of delpacibart braxlosiran (formerly AOC 1020) in people living with facioscapulohumeral muscular dystrophy (“FSHD"). The Event will begin at 8:00 a.m. Eastern Time and will be available via a live video webcast accessible under the “Events and Presentations” page in the “Investors” section of Avidity’s corporate website, at https://www.aviditybiosciences.com. During the Event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On June 12, 2024, the Company announced initial AOC 1020 data from the Phase 1/2 FORTITUDE™ trial demonstrating reductions of greater than 50% in double homeobox 4 (“DUX4”) regulated genes, trends of functional improvement, and favorable safety and tolerability results in people living with FSHD. Avidity also announced delpacibart braxlosiran as the approved international nonproprietary name of AOC 1020, abbreviated as del-brax.

The initial assessment from the randomized, double-blind, placebo-controlled Phase 1/2 FORTITUDE trial of del-brax provided a four-month look at the safety and tolerability for all 39 participants across two dose levels (2 mg/kg and 4 mg/kg). For the four-month assessment in the 2 mg/kg cohort, participants received a single-dose of 1 mg/kg of del-brax followed by two doses of 2 mg/kg of del-brax (siRNA dose), or placebo. Data on DUX4 regulated genes, circulating biomarkers and muscle strength and function were assessed from 12 participants in the 2 mg/kg cohort.

In the Phase 1/2 FORTITUDE study, del-brax demonstrated:

•Greater than 50% mean reductions in DUX4 regulated genes across multiple panels for DUX4 regulated gene expression in muscle;
•All participants treated with del-brax showed reductions greater than 20% in DUX4 regulated genes;
•Mean reductions of 25% or greater in novel circulating biomarker and creatine kinase;
•Trends of functional improvements including increased strength in upper and lower limb muscles, and muscle function as measured by reachable workspace (RWS) compared to placebo and the ReSolve natural history study;
•Trends of improvement in patient and clinician reported outcomes; and
•Favorable safety and tolerability results with all adverse events (“AEs”) mild or moderate, no serious adverse events and no discontinuations.

The most common treatment emergent AEs observed in the study through the May 15, 2024 data cutoff were fatigue (25%) and rash (25%). There were no serious adverse events observed through the May 15, 2024 data cutoff.

The Company anticipates initiating potential Phase 3 cohorts in the FORTITUDE trial as follows: a biomarker cohort in the second half of 2024 and a functional cohort in the first half of 2025.

The Company also announced updates regarding other of its programs. In June 2024, the Company initiated the global Phase 3 HARBOR™ trial of del-desiran for adults living with myotonic dystrophy type 1. In addition, in the third quarter of 2024, the Company expects to announce data from the 5 mg/kg cohort in its Phase 1/2 EXPLORE44™ trial of people living with Duchenne muscular dystrophy with mutations amenable to exon 44 skipping. Furthermore, the Company anticipates announcing a rare precision cardiology program in the second half of 2024.

Forward-Looking Statements

Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the characterization of safety, tolerability and functional data associated with del-brax from the Phase 1/2 FORTITUDE™ trial; the impact of such data on the advancement of del-brax; the plans and timing of adding cohorts for the FORTITUDE trial and such cohorts potentially serving as the basis for registration; the expected announcement of data form the 5mg/kg cohort in the Phase 1/2 EXPLORE44™ trial; and the anticipaed announcement of a rare cardiology program.

The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business and those beyond its control, including, without limitation: preliminary results of a clinical trial are not necessarily indicative of final results and additional participant data related to del-brax that continues to become available may be inconsistent with the data produced as of the date hereof, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of the data cutoff; unexpected adverse side effects to, or inadequate efficacy of, Avidity's product candidates that may delay or limit their development, regulatory approval and/or commercialization, or may result in additional clinical holds which may not be timely lifted, recalls or product liability claims; Avidity’s planned additional cohorts in the FORTITUDE trial may not support the registration of del-brax; Avidity is early in its development efforts; Avidity's approach to the discovery and development of product candidates based on its AOC platform is unproven, and the Company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment, data readouts and completion of preclinical studies or clinical trials; Avidity's dependence on third parties in connection with preclinical and clinical testing and product manufacturing; regulatory developments in the United States and foreign countries; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on February 28, 2024, and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Amendment to the Avidity Biosciences, Inc. 2022 Employment Inducement Incentive Award Plan

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: June 12, 2024	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer